Exhibit 10.21

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made by and among IASO Pharma Inc., a Delaware corporation (the “Company”), and the undersigned subscribers (the “Subscribers”).

WHEREAS, each Subscriber is an Accredited Investor (as defined below) that is eligible to participate in the Rights Offering to purchase the Company’s 5% Senior Convertible Notes in the form attached hereto as Annex A (the “Rights Offering Notes”), in an amount based on the original principal amount of Existing Convertible Notes held by such Subscriber on the Rights Offering Record Date, which amount is set forth in Item 1 of the Subscription Form attached hereto and incorporated by reference herein (the “Subscription Form”).

WHEREAS, pursuant to the Rights Offering, each Subscriber has elected to subscribe for its Individual Subscription Total, as set forth in Item 3 of the Subscription Form, which at Closing (as defined below) will determine the aggregate principal amount of the Rights Offering Notes purchased by such Subscriber (the “Subscription,” and such Rights Offering Notes, the “Subscribed Notes”).

WHEREAS, pursuant to the Backstop Commitment Agreement, dated as of April 6, 2011 (the “Backstop Commitment Agreement”), by and among the Company, Manchester Securities Corp. and Lindsay A. Rosenwald, M.D. (each a “Backstop Investor”), each Backstop Investor has agreed, severally and not jointly, subject to the terms and conditions set forth in the Backstop Commitment Agreement, to purchase 50% of any and all Rights Offering Notes that are offered in the Rights Offering but are not subscribed for by Eligible Subscribers by April 22, 2011, at 5:00 p.m., Eastern Time (the “Subscription Deadline”).

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally and irrevocably bound, agree as follows:

Section 1.

Purchase and Sale; Closing.

(a)

Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement and the Subscription Form, at Closing, the Company will sell to each Subscriber its Subscribed Notes for each Subscriber’s respective Individual Subscription Total, and each Subscriber will, severally and not jointly, purchase its Subscribed Notes for its Individual Subscription Total from the Company in cash pursuant to the instructions set forth in the Subscription Form.

(b)

Closing. Subject to the terms and conditions set forth in this Agreement and the Subscription Form, the closing of the Subscription (the “Closing”) will take place as soon as practicable following the Subscription Deadline, but in no event more than five (5) business days following the Subscription Deadline. The date of the Closing is referred to herein as the “Effective Date.”

Section 2.

Representations and Warranties of the Subscribers. As a material inducement to the Company to enter into this Agreement and to consummate the Subscription pursuant to the terms of this Agreement, each Subscriber, severally and not jointly, represents and warrants to the Company that:

(a)

Organization. Such Subscriber has been duly incorporated or formed, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization.

(b)

Power and Authority. Such Subscriber has full power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action required for the due authorization, execution and delivery of, and performance by it of its obligations under, this Agreement.

(c)

Due Execution; Enforceability.  This Agreement has been duly and validly executed and delivered by such Subscriber and constitutes the valid and binding obligation of such Subscriber, enforceable against such Subscriber in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally from time to time in effect and subject to general equitable principles.

(d)

Transfer Restrictions. Such Subscriber acknowledges that the Subscribed Notes to be purchased by it pursuant to the terms of this Agreement will be issued in reliance upon exemptions contained in the Securities Act of 1933, as amended (the “Securities Act”) or interpretations thereof and applicable state securities laws and have not been registered under the Securities Act, and that the Company shall not be required to effect any registration of the Subscribed Notes or the shares of the Company’s common stock ( “Common Stock”) issuable upon conversion of the Subscribed Notes (the “Conversion Shares”) under the Securities Act or any state securities law, except as contemplated in Section 6 hereof

(e)

No Public Market. Such Subscriber understands that there is no public market for the Subscribed Notes or the Conversion Shares and that no public market may develop for any of such securities. Such Subscriber understands that even if a public market develops for the Subscribed Notes or the Conversion Shares, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, in the case of a company that has filed periodic reports with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period of 90 days prior to the proposed sale, among other conditions, a six-month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. If the Company has not made such filings, such Securities will be subject to a one-year holding period, among other restrictions, before they can be resold under Rule 144. Such Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Subscribed Notes or Conversion Shares under the Securities Act or any state securities or “blue sky” laws other than as set forth in Section 6 hereof.

(f)

Acquisition for Investment.  The Subscribed Notes and the Conversion Shares are being acquired under this Agreement by such Subscriber in good faith solely for the

Subscriber’s own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. Such Subscriber will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Subscribed Notes or the Conversion Shares except pursuant to a registration statement or in a transaction exempt from or not subject to registration under the Securities Act and any applicable state securities laws.

(g)

Sophistication, Investment Intent and Accredited Investor. Such Subscriber is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Subscribed Notes and the Conversion Shares and such Subscriber has the ability to bear the economic risks of its prospective investment in the Subscribed Notes and the Conversion Shares and can afford the complete loss of such investment. Such Subscriber is acquiring the Subscribed Notes and the Conversion Shares solely for its own account or accounts managed by it, for investment and not with a view toward distribution within the meaning of the Securities Act.

(h)

Adequate Information. Such Subscriber hereby acknowledges receipt and careful review of this Agreement, the form of Rights Offering Note attached hereto as Annex A and the cover letter from the Company, dated March 30, 2011 relating to the Rights Offering and the proposed recapitalization of the Company, as well as review of the Company’s registration statement on Form S-1 (SEC File No. 333-166097) originally filed with the SEC on April 15, 2010, and amended thereafter (including the last amendment filed on February 9, 2011), relating to the Company’s proposed initial public offering, which was never declared effective but which contains material information and risk factors regarding the Company and its business (collectively referred to as the “Disclosure Materials”).   In making the decision to enter into this Agreement and making an investment in the Subscribed Notes, such Subscriber has relied solely upon the information provided by the Company in the Disclosure Materials and the representations, warranties and covenants of the Company in this Agreement. To the extent necessary, such Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Subscribed Notes hereunder.

(i)

Sufficiency of Funds. Such Subscriber has, or is the investment advisor or investment manager for entities that have, and on the Effective Date will have, or is the investment advisor or investment manager for entities that will have, sufficient immediately available funds to make and complete the payment of its Individual Subscription Total for the Subscribed Notes and the availability of such funds is not subject to the consent, approval or authorization of any third party.

(j)

Additional Information. Such Subscriber acknowledges that it has had an opportunity to ask questions and receive answers concerning the Company, to obtain additional information that it has requested to verify the accuracy of the information contained herein and to have its independent counsel review such additional information and this Agreement. The Subscriber acknowledges that it is not in any way relying on the fact that any other person or entity has decided to invest in the Company’s Rights Offering Notes.

(k)

Tax Advisors. Such Subscriber acknowledges and agrees that it has relied upon the advice of its own tax advisors and no party to this Agreement has any liability to any other party for the tax consequences of the Subscription.

(l)

Consents and Approvals. No consent, approval, order, authorization, registration or qualification of or with any court or governmental agency or body having jurisdiction over such Subscriber or such Subscriber’s affiliates is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations or qualifications the absence of which would not reasonably be expected to have a material adverse effect on the ability of such Subscriber to consummate the transactions contemplated by this Agreement.

(m)

No Conflicts. The execution, delivery, and performance by such Subscriber of this Agreement do not and shall not (i) violate any provision of its certificate of incorporation or by-laws (or other organizational documents), (ii) violate any law, rule, or regulation applicable to it or (iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party or under its certificate of incorporation or by-laws (or other organizational documents), except in any such case described in subclause (ii) or (iii) as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Subscriber to consummate the transactions contemplated by this Agreement.

By execution hereof, each Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations of each Subscriber contained herein in complying with its obligations under applicable securities laws.

Section 3.

Representations and Warranties of the Company. As a material inducement to each Subscriber to enter into this Agreement and acquire the Subscribed Notes hereunder, the Company hereby represents and warrants to each Subscriber that:

(a)

Incorporation and Qualification.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite power and authority to own its properties and conduct its business as currently conducted. The Company is duly qualified as a foreign corporation for the transaction of business and, where applicable, is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts business so as to require such qualification, except to the extent the failure to be so qualified or, where applicable, be in good standing would not have or reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations, property or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”); provided, however, that Material Adverse Effect shall specifically exclude any change, effect, event, development, circumstance or state of facts (i) arising from general worldwide economic, industry, political or financial market conditions, including acts of war, acts of terrorism or natural disasters, so long as such change, effect, event, development, circumstance or state of facts does not disproportionately affect the Company in any material respect as compared to similarly situated companies in the industries in which the Company operates, (ii) arising from any change in applicable law or GAAP, or (iii) arising from compliance with the terms of this Agreement or the Rights Offering.

(b)

Corporate Power and Authority.  The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder, including the issuance of the Subscribed Notes. The Company has taken all necessary corporate action required for the due authorization, execution and delivery of, and performance by it of its obligations under, this Agreement, including the issuance of the Subscribed Notes.

(c)

Execution and Delivery; Enforceability.

(i)

This Agreement has been duly and validly executed and delivered by the Company, and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally from time to time in effect and subject to general equitable principles.

(ii)

On the Effective Date, the Subscribed Notes shall have been duly authorized by the Company and, when executed by the Company and delivered to and paid for by the Subscriber in accordance with the terms hereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

(d)

Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its properties or by any third party pursuant to any contract or otherwise is required (i) for the issuance, sale and delivery by the Company of the Subscribed Notes to Subscriber hereunder and the consummation of the Rights Offering by the Company or (ii) the execution and delivery by the Company of this Agreement and performance of and compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated herein, except for such consents that have been obtained and such consents, approvals, authorizations, registrations or qualifications as may be reasonably required under state securities or “blue sky” laws in connection with the purchase of Subscribed Notes by Subscriber.

(e)

No Conflict. The (i) issuance, sale and delivery of the Subscribed Notes and the Conversion Shares and the consummation of the Rights Offering by the Company and (ii) execution and delivery by the Company of  this Agreement and performance by the Company of its obligations hereunder, compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated herein (x) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (y) will not result in any violation of the provisions of the certificate of incorporation or bylaws of the Company and (z) will not result in any violation of, or any termination or material impairment of any rights under, any law, statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except in any such case described in subclause (x) as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(f)

Title to Properties and Assets.  The Company has good and marketable title to its properties and assets, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than those resulting from taxes which have not yet become delinquent.

(g)

Completeness of Disclosure.  No representation or warranty made by the Company in this Agreement, and no statement made by the Company in any of the Disclosure Materials or any other certificate or other document furnished or to be furnished by the Company pursuant hereto or thereto, or in connection with the negotiation, execution, performance or consummation of this Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not misleading. Except as specifically set forth in this Agreement or in the Disclosure Materials, there are no facts or circumstances of which the Company is aware that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.

Additional Covenants.

(a)

Form D Filing. The Company shall file a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the date of the Closing. The Company shall promptly file such amendments to such Notice on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made.

(b)

Lock-up. Each Subscriber hereby agrees that in the case of an initial offering of the Common Stock to the public (an “IPO”) pursuant to an effective registration statement under the Securities Act, such Subscriber will not, without the prior written consent of the Company, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, the Registrable Securities (as defined in Section 6(a)) purchased or acquired by the Subscriber for a period of up to 180 days from the effective date of the registration statement relating to the IPO and that the Subscriber will enter into an agreement with the Company or managing underwriter of the IPO to that effect. Notwithstanding the foregoing, such Subscriber shall be entitled to transfer Registrable Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth in the preceding sentence, (ii) to affiliates where such affiliates agree to be bound in writing by the restrictions set forth in the preceding sentence, or (iii) with the prior written consent of the Company or the managing underwriter.

Section 5.

(a)

Conditions to the Obligations of Each Party. The respective obligations of each Subscriber and the Company to effect the purchase of the Subscribed Notes pursuant to this Agreement are subject to the satisfaction or waiver of following conditions at or before the Closing:

(i)

No Restraint. No judgment, injunction, decree or other legal restraint shall prohibit the consummation of the Rights Offering or the transactions contemplated by this Agreement.

(ii)

No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation, injunction or order shall have been enacted, adopted or issued by any federal, state or foreign court or governmental or regulatory authority that, as of the Effective Date, prohibits or makes illegal the issuance or sale of the Subscribed Notes pursuant to this Agreement or the transactions contemplated by this Agreement.

(iii)

Consents. All governmental and third party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement shall have been made or received.

(iv)

Recapitalization. The Recapitalization (as defined below) shall have been successfully consummated, and all necessary approvals and consents required from the Company’s security holders and any other person or entity shall have been obtained prior to such consummation. For purposes hereof, “Recapitalization” means the recapitalization of the Company effected through (i) the Amendment Agreements, each dated as of March 30, 2011, between the Company and the holders of the Existing Convertible Notes, providing for (A) the amendment of the Existing Convertible Notes so that upon the consummation of the Rights Offering all principal and accrued interest outstanding under the Existing Convertible Notes will convert into the right to receive certain milestone payments based upon the success of the Company and (B) the termination of all existing warrants held by holders of the Existing Convertible Notes and all other outstanding warrants, options or other securities that are convertible into or exchangeable for equity securities of the Company (other than the Backstop Warrants, the warrant issued to Timothy Hofer pursuant to his consulting agreement with the Company dated May 26, 2010 and warrants that will be subject to the reverse stock split in the following clause (ii) and shall consequently have marginal economic value) and (ii) a reverse stock split and redemption of the Common Stock, or such other reasonable method, so that no more than one share of Common Stock remains outstanding as of the Effective Date and such share shall be held by Lindsay A. Rosenwald, M.D.

(v)

License Agreement. The License Agreement, dated as of June 12, 2007, as amended from time to time, between the Company and Dong Wha Pharm. Co. Ltd. shall not have been terminated.

(b)

Conditions to Subscriber’s Obligations. The obligation of each Subscriber to consummate the Subscription at Closing is subject to the satisfaction or waiver of following conditions at or before the Closing:

(i)

Representations and Warranties.  The representations and warranties of the Company set forth in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects on the date hereof and on the date of the Closing as if made on such date and the representations and warranties of the Company set forth in this Agreement that are not qualified as to materiality or Material Adverse Effect shall be true and correct in all material respects on the date hereof and on the date of the Closing as if made on such date. The Company shall have complied in all respects with all of its obligations hereunder.

(ii)

Security Agreement. The Company shall have entered into a  Security Agreement contemporaneously with the execution of the Rights Offering Notes, which agreement shall grant, assign, convey, mortgage, pledge, hypothecate and transfer to Wells Fargo Bank, National Association, as Collateral Agent for the Rights Offering Notes, a security interest in and lien on, all of the Company’s right, title and interest in, to and under, all of the property and assets currently owned or owing to, or hereafter acquired or arising in favor of, the Company (the “Security Agreement”).

(c)

Conditions to the Company’s Obligations. The obligations of the Company to consummate the Subscription at Closing are subject to the satisfaction or waiver of the following conditions at or before the Closing:

(i)

Representations, Warranties and Covenants  The representations and warranties of such Subscriber set forth in this Agreement that are qualified by materiality or material adverse effect shall be true and correct in all respects on the date hereof and on the date of the Closing as if made on such date and the representations and warranties of such Subscriber set forth in this Agreement that are not qualified as to materiality or material adverse effect shall be true and correct in all material respects on the date hereof and on the date of the Closing as if made on such date. Such Subscriber shall have complied in all material respects with all of its material obligations hereunder.

Section 6.

Registration Rights.

(a)

Definitions.

As used in this Agreement, the following terms shall have the following meanings.

(i)

The term “Holder” shall mean any holder of Registrable Securities.

(ii)

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(iii)

The term “Registrable Securities” shall mean (i) the shares of equity securities issuable upon conversion of the Rights Offering Notes sold in the Rights Offering (or any successor security); (ii) the shares of equity securities issuable upon exercise of the warrants issued to the Backstop Investors (or their designees or assigns) pursuant to the Backstop Agreement and (iii) any shares of equity securities issuable (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) pursuant to a dividend or other distribution with respect to or in replacement of any Securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 6(k); and (D) may not be immediately disposed of under Rule 144 under the Securities Act without restriction.

(iv)

The term “Trading Event” means the first date on which the Company’s Common Stock trades on a national securities exchange or on the Over-the-Counter Bulletin Board.

(b)

Piggyback Registration.

(i)

The Company agrees that if, at any time, and from time to time, after the earlier to occur of (i) the date an IPO is declared effective by the SEC and (ii) a Trading Event, the Board of Directors of the Company (the “Board”) shall authorize the filing of a registration statement under the Securities Act (other than the filing of a registration statement pursuant to the IPO or a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Holder will be included in such registration statement at such Holder’s request; (B) cause such registration statement to cover all of such Registrable Securities issued to such Holder for which such Holder requests inclusion; (C) use reasonable best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

(ii)

Notwithstanding any other provision of this Section 6(b), the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion and the Holder shall retain the right to request inclusion of shares as set forth in Section 6(b)(i) above.

(c)

Demand Registration.

(i)

Registration on Request.

(1)

The Company agrees that, at any time, and from time to time, but at least 180 days after the earlier to occur of (i) the date an IPO is declared effective by the SEC and (ii) a Trading Event, Holders of a majority of the Registrable Securities may make a written request that the Company effect the registration under the Securities Act of outstanding Registrable Securities; provided that such requested registration would cover at least 30% of the Registrable Securities owned by all the Holders at such time; and provided, further, that the Holders shall be entitled to no more than two such demand registrations.

(2)

The Company further agrees that if, at any time, and from time to time, after the Company has qualified for the use of Form S-3 or any successor form,  one or more of the Holders desire to effect the registration under the Securities Act on Form S-3 or any successor form (“Short-Form Registration”) of outstanding Registrable Securities, such Holder(s) may make a written request that the Company effect a Short-Form Registration; provided that the aggregate price to the public of the shares as to which such registration is requested (based on the then current market price and before deducting underwriting discounts and commissions) would equal or exceed $5,000,000. It is understood and agreed that the Holders may make good faith requests for Short-Form Registrations on an unlimited number of occasions; provided further, that the Company shall not be required to effect more than one Short Form Registration in any 12-month period.

(3)

Each request made by one or more of the Holders pursuant to subsections (i) or (ii) above (the “Initiating Holders”) will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Following receipt of any such request, the Company shall promptly notify all Holders other than the Initiating Holders of receipt of such request and the Company shall use best efforts to file, within 60 days of such request, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register in the request by the Initiating Holders (and in all notices received by the Company from such other Holders within 30 days after the giving of such notice by the Company), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered. If such method of disposition shall be an underwritten public offering, the Holders of a majority of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Holders will be permitted to withdraw Registrable Securities from a registration at any time prior to the effective date of such registration; provided the remaining number of shares of Registrable Securities subject to a requested registration is not less than the minimum amount required pursuant to this Section 6(c).

(ii)

Limitations on Demand Registration. Notwithstanding Section 6(c)(i), the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 6(c) at any time during the 180-day period immediately following the effective date of any registration statement filed by the Company (other than on Form S-8 or S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities). If the Board determines, in its good faith judgment, that the Company (i) should not file any registration statement otherwise required to be filed pursuant to Section 6(c) or (ii) should withdraw any such previously filed registration statement because, in either case, the Board determines, in its good faith judgment, that the Company is in the possession of material nonpublic information required to be disclosed in such registration statement or an amendment or supplement thereto, the disclosure of which in such registration statement would be materially disadvantageous to the Company (a “Disadvantageous Condition”), the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding 90 days from the date of the determination), the filing of such registration statement or, if such registration statement has already been filed, may suspend or withdraw such registration statement and shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. Upon the receipt of any such notice, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities). If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Holders to such effect. If any registration statement shall have been withdrawn, the Company shall, at such time as it is possible or, if earlier, at the end of the 90-day period following such withdrawal, file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement. The Company’s right to delay a request for registration or to withdraw a registration statement pursuant to this Section 6(c) may not be exercised more than once in any one-year period.

(d)

Registration Procedures. Whenever required under this Section 6 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(i)

Use reasonable best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the Holders have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities may be resold under Rule 144 under the Securities Act without restriction. The Company will also use its reasonable best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement. In the event that the Company becomes qualified for the use of Form S-3 or any successor form at a time when any registration statement on any other Form which includes Registrable Securities is required to be maintained hereunder, the Company shall, upon the request of any Selling Holder, subject to Section 6(e), (i) as expeditiously as reasonably possible, use reasonable best efforts to cause a Short-Form Registration covering such Registrable Securities to become effective and (ii) comply with each of the other requirements of this Section 6(d) which may be applicable thereto. Upon the effectiveness of such Short-Form Registration, the Company shall be relieved of its obligations hereunder to keep in effect the registration statement which initially covered the Registrable Securities included in such Short-Form Registration.

(ii)

Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii)

Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(iv)

Use reasonable best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(v)

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(vi)

Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (and each Holder agrees to suspend any trading under the Registration Statement until such condition is abated).

(vii)

Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use reasonable best efforts to qualify such Registrable Securities for inclusion on a national securities exchange or the Over-the-Counter Bulletin Board.

(viii)

Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(ix)

Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(e)

Furnish Information.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 6 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

(f)

Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Sections 6(b) or (c) for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (“Registration Expenses”), but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors to any of the Holders.

(g)

Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 6(b) to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders). For purposes of the preceding parenthetical concerning apportionment, for any selling Holder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder”, as defined in this sentence.

(h)

Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

(i)

Indemnification.  In the event that any Registrable Securities are included in a registration statement under this Section 6:

(i)

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(i)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or a violation of any provision of this Agreement by a Holder.

(ii)

To the extent permitted by law, each selling Holder will, severally but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or a violation of any provision of this Agreement by such Holder; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6(i)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(i)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 6(i)(ii) exceed the proceeds actually received by such Holder from the offering.

(iii)

Promptly after receipt by an indemnified party under this Section 6(i) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6(i), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6(i), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6(i).

(iv)

If the indemnification provided for in this Section 6(i) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, in no event shall any contribution by a Holder under this Section 6(i)(iv) exceed the proceeds actually received by such Holder from the offering.

(v)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(vi)

The obligations of the Company and Holders under this Section 6(i) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

(j)

Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(i)

make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the IPO or Trading Event by the Company;

(ii)

file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)

furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

(k)

Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Section 6 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such transferee agrees to comply with the terms and provisions of this Agreement; (b) such transfer is otherwise in compliance with this Agreement; (c) such transfer is otherwise effected in accordance with applicable securities laws; and (d) such Holder transfers at least 51% of its shares of Registrable Securities to the transferee. Except as specifically permitted by this Section 6(k), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person or entity.

(l)

Termination of Registration Rights. The right of any Holder to request or demand inclusion in any registration pursuant to Section 6(b) and (c) shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 without restriction.

Section 7.

Agent for the Subscribers.

(a)

Each Subscriber hereby designates and appoints Wells Fargo Bank, National Association as its representative (the “Agent”) under this Agreement and the Security Agreement and each Subscriber hereby irrevocably authorizes Agent to execute and deliver each of the Security Documents (as defined below) on its behalf and to take such other action on its behalf under the provisions of this Agreement and each Security Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any Security Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 7(a). The provisions of this Section 7(a) are solely for the benefit of Agent, and the Subscribers, and the Company shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any Security Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Subscriber, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Security Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that the Agent is merely the representative of the Subscribers, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall consult with, and request instructions from, the Subscribers with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the Security Documents, including without limitation the declaration of any Event of Default (as defined in the Rights Offering Notes) and the exercise of any remedy in respect thereof. For purposes hereof “Security Documents” means the Security Agreement and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and any other agreement or document contemplated by the Security Agreement.

(b)

Agent may execute any of its duties under this Agreement or any Security Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel of its selection concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

(c)

None of Agent, its affiliates, officers, directors, employees, attorneys, or agents (collectively, the “Agent-Related Persons”) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any Security Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Subscribers for any recital, statement, representation or warranty made by the Company or any of its affiliates, or any officer or director thereof, contained in this Agreement or in any Security Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any Security Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Security Document, or for any failure of the Company or any other party to any Security Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Subscriber to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Security Document, or to inspect the books and records or properties of the Company or the books or records or properties of any of the Company’s affiliates.

(d)

Agent shall be entitled to conclusively rely, and shall be fully protected in conclusively relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter,

telefacsimile or other electronic method of transmission, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to the Company or counsel to any Subscriber), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any Security Document unless Agent shall first receive such advice or concurrence of the Subscribers as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. Agent shall be indemnified by the Subscribers against any and all liability, loss, claim, damage and expense that may be incurred by it by reason of taking or continuing to take any such action taken at the request of the Subscribers. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any Security Document in accordance with a request or consent of the holders of not less than a majority of the then outstanding aggregate principal amount of the Rights Offering Notes and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Subscribers. This provision shall survive the termination of this Agreement.

Section 8.

Miscellaneous.

(a)

Remedies. Any person (including the Company) having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages (other than incidental, consequential or punitive damages) by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

(b)

Amendments and Waivers.  Except as otherwise provided herein, any provision hereof may be amended or waived generally and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of Subscribers holding at least a majority in amount of Individual Subscription Totals held by all Subscribers in the aggregate.

(c)

Survival. The representations and warranties made in this Agreement will survive the execution and delivery of this Agreement for the length of the applicable statute of limitations with respect thereto.

(d)

Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not.

(e)

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)

Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may be executed by facsimile signature or by .pdf or similar attachment to electronic mail.

(g)

Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation.  The use of the words “or,” “either” or “any” shall not be exclusive.

(h)

Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereto submits to the exclusive jurisdiction of the state and federal courts located in New York County, New York for any action, suit or proceeding relating to or arising out of this Agreement or the transactions contemplated hereby, and waives any objection that such party may now or hereafter have to the venue or jurisdiction or that such action or proceeding was brought in an inconvenient forum.

(i)

Entire Agreement. This Agreement, the Subscription Form and the Backstop Commitment Agreement, contain the entire agreement by and between the Company and the Subscribers with respect to the transactions contemplated by this Agreement and supersede all prior agreements and representations, written or oral, with respect thereto. To the extent there is an inconsistency between the provisions in this Agreement and the Subscription Form, the provisions in this Agreement shall control. To the extent there is an inconsistency between the provisions in this Agreement and the Backstop Commitment Agreement, the Backstop Commitment Agreement shall control.

(j)

Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Subscriber without the prior written consent of the Company.

(k)

Further Assurances. Each party to this Agreement shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IASO Pharma Inc.

By:	/s/ Matthew A. Wikler
Name:	Matthew A. Wikler
Its:	President and CEO

Wells Fargo Bank, National Association,

not in its individual capacity but solely as Agent

By:	/s/ Martin Reed
Name:	Martin Reed
Its:	Vice President

To be completed by Subscriber:

[INSERT NAME OF SUBSCRIBER] By:________________________________________ [Signature] Name: _____________________________________ [Print Name] Its:________________________________________ [Title]

[Signature page to Subscription Agreement]

Annex A

Form of Rights Offering Note